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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                    Computer Associates International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/  No fee required.

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     and 0-11.

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                                EXPLANATORY NOTE

Computer Associates International, Inc., a Delaware corporation ("Computer Associates", "CA" or the "Company"), is filing the materials contained in this
Schedule 14A with the Securities and Exchange Commission on July 25, 2001 in connection with the solicitation of proxies for electing the board of directors of Computer Associates at the 2001 annual meeting of Computer Associates' stockholders.

THE FOLLOWING TABLE AND LEGEND WAS POSTED ON THE CA WEBSITE ON JULY 25, 2001:

WHAT CLIENTS ARE SAYING...

COMPANY                          CLIENT                                AUDIO

                                 "I like the way CA is
                                 organized today, and as a
                                 customer I don't see the
                                 value in breaking the company
                                 up into 4 pieces."

           [WalMart Logo]        Kevin Turner,
                                 CIO,
                                 WAL-MART

                                 "Negotiating with software
                                 vendors at the end of quarter
                                 has always been very
                                 difficult. The flexibility of
                                 CA's new business model
                                 represents an important change
                                 for software customers. It
                                 allows us to focus more on our
                                 technology needs rather than
                                 on financial transactions.
                                 This initiative signals CA's
                                 clear commitment and
                                 responsiveness to its
                                 customers. I wish other
                                 software vendors would follow
                                 suit."

           [usaGroup Logo]       "Unicenter TNG is a critical
                                 support system for our computing
                                 environment at Sallie Mae. It
                                 monitors the performance and health
                                 of all of our different
                                 computing systems and network
                                 components..." "We've felt
                                 that CA has treated us as a
                                 partner so we have tried to
                                 treat CA as a partner in
                                 return and we are very happy
                                 with our relationship with
                                 Computer Associates."

                                 Greg Clancy,
                                 Executive VP & CIO
                                 SALIIE MAE/USA GROUP, INC.

           [AXA Logo]            "Overall I would say the
                                 Unicenter TNG product has
                                 enabled us to reduce the cost
                                 of our desktop management and
                                 desktop operations
                                 significantly..."

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                                 "We view Computer Associates
                                 as a company we really want to
                                 consider a business partner
                                 and it's been a relationship
                                 that we have had with them for
                                 more than 10 years and we
                                 intend to continue that
                                 relationship beyond just
                                 viewing them as a software
                                 provider, solutions provider."

                                 Leon Billis,
                                 Deputy Group CIO
                                 AXA GROUP

                                 "The use of Unicenter at
                                 Allstate has allowed us to
                                 effectively manage multiple
                                 desktop technologies."

           [Allstate Logo]       "It works. We are satisfied.
                                 We are continuing to work with
                                 CA's resources as well as
                                 Allstate's resources to make
                                 it even better."

                                 Frank Pollard,
                                 Sr. Vice President & CIO
                                 ALLSTATE

                                 "CA partnered with us and
                                 brought in a group of people
                                 and in a little over 2 months
                                 we had Unicenter implemented
                                 across the company."

           [WPS Health           Randy Lengyel,
           Insurance Logo]       Corporate Vice President
                                 WISCONSIN PHYSICIAN SERVICES
                                 INSURANCE CORP

                                 "CA's new business model
                                 provides CFI with more than
                                 great technology. Under the
                                 flexible new licensing terms,
                                 like the month-to-month
                                 option, we are enjoying the
                                 benefits of CA's eBusiness
                                 management solutions without
                                 the risks of the longer-term
                                 conventional licensing
                                 arrangements. In an
                                 ever-evolving business world,
                                 we welcome a technology
                                 partner that gives us choice
                                 and flexibility.

           [Westgate Resorts     On Unicenter TNG
           Logo]
                                 "If you have got an Enterprise
                                 Environment to manage and try
                                 to tie that back to service
                                 requests, or service levels in
                                 a business unit, I don't
                                 believe there is another
                                 product that does that."

                                 Andy Crowder,
                                 CIO


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                                 CFI/WESTGATE RESORTS

                                 "We have been hard pressed to
                                 find any point products that
                                 provide any distinguishing or
                                 differentiating functionality
                                 that we don't have in the TNG
                                 environment. We are very happy
                                 with it."

           [Raley's Family of    Tom Jones,
           Fine Stores  Logo]    VP - Information Services
                                 RALEY'S

                                 "Recently we have purchased
                                 and implemented Unicenter TNG.
                                 We have been very happy with
                                 our (CA) mainframe software
                                 and now with TNG. TNG is fully
                                 deployed on all servers here
                                 in North America."

           [ABN Amro Logo]       Bruce Jacobs, Executive VP
                                 ABN AMRO

                                 "CA is our strategic solution
                                 when it comes to a management
                                 tool that manages all tools."

           [Royal Caribbean      Bernard Gay,
           International Logo]   Vice President of IT Enterprise
                                 Technology and Operations
                                 ROYAL CARIBBEAN

                                 "T1Xpert needed a technology
                                 business partner that
                                 understood our 24/7
                                 mission-critical needs. CA not
                                 only took the time to
                                 recognize how those needs
                                 affected our business, but
                                 also provided us with the
                                 simplest, most flexible
                                 license agreement we found in
                                 the marketplace. Monthly
                                 payments and a short review
           [T1Xpert Logo]        cycle are just two of the benefits
                                 we're getting from CA's new business
                                 model."

                                 Tom Price,
                                 COO
                                 T1XPERT

The preceding quotations from customers reflect their opinions and points of views, and are not necessarily statements of fact. To the extent that individual customers are quoted, it is the Company's policy to use reasonable efforts to verify the source and accuracy of the quote. The Company has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material.